UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2017

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-55497	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(Address of Principal Executive Office) (Zip Code)

(904) 652-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Registration Rights Agreement

Effective November 24, 2017 (the “Effective Date”), the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with 55 investors (the “Purchasers”). Pursuant to the Securities Purchase Agreement, the Purchasers purchased 16,402,742 shares of common stock, 22,068,742 purchaser warrants (the “Purchaser Warrants”), and 2,830 shares of Series B Preferred Stock (collectively, the “SPA Securities”) worth $11,031,371 (including the conversion of liabilities and redemptions of shares of Series A Preferred Stock) at a price of $0.50 per Class A Unit (as defined in the Securities Purchase Agreement) and $1,000 per Class B Unit (as defined in the Securities Purchase Agreement) (the “Private Offering”). The Purchaser Warrants have a strike price of $0.65, expiring five years from the Initial Exercise Date (as defined in the Purchaser Warrants). The Securities Purchase Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Additionally, the Purchasers may participate in a subsequent offering of the Company’s securities in an aggregate amount of up to 35% of the subsequent offering on the twenty-four (24) month anniversary of the Private Offering. In connection with the Private Offering, as of the date hereof there are 20,651,371 shares of common stock issued and outstanding, 2,830 shares of Series B Preferred Stock issued and outstanding, and 25,122,454 common stock purchase warrants issued and outstanding.

Additionally, in connection with the Private Offering, the Company issued to Joseph Gunnar & Co., LLC (Placement Agent) in the Private Offering 2,206,274 Placement Agent Warrants with a strike price of $0.65 and 120,000 Placement Agent Warrants with a strike price of $1.00, each expiring five years from the Initial Exercise Date.

In connection with the Securities Purchase Agreement, on the Effective Date, the Company entered into the Registration Rights Agreement with the Purchasers and the Placement Agent. Pursuant to the Registrations Rights Agreement, the Company shall file with the Securities and Exchange Commission (the “SEC”) a Registration Statement (the “Registration Statement”) covering the resale of all the SPA Securities and the Placement Agent Warrants. The Company must cause the Registration Statement to be declared effective by the SEC by January 13, 2018 (or in the event of a full review by the SEC, by February 12, 2018). The Registration Rights Agreement contains customary representations, warranties, agreements and indemnification rights and obligations of the parties.

Letter Agreements for Debt and Preferred Stock

In connection with the conversion and redemption portion of the Private Offering, on the Effective Date, the Company entered into that certain Agreement to Convert Promissory Note (the “JMJ Letter Agreement”) with JMJ Financial, a sole proprietorship (“JMJ”), whereby JMJ agreed to convert $2,105,263 of liabilities into 4,210,526 shares of common stock of the Company at a conversion price equal to $0.50 per share. Additionally, JMJ was issued warrants to purchase 4,210,526 shares of the Company’s common stock at an exercise price equal to $0.65 per share, expiring five years from the Initial Exercise Date. Commencing on the Effective Date, JMJ entered into a Lock-Up Agreement for a period of 365 days prohibiting the sale or other transfer of all securities of the Company owned by JMJ.

Additionally, in connection with the conversion and redemption portion of the Private Offering, the Company entered into Letter Agreements (the “Debt and Preferred Stock Letter Agreements”) with certain debt holders and holders of the Company’s Series A Preferred Stock (the “Debt and Preferred Holders”) for conversion or repayment of an additional aggregate amount of $3,003,189 including certain trade payables into 6,006,378 shares of common stock of the Company at a conversion price equal to $0.50 per share. Additionally, the Debt and Preferred Holders were issued warrants to purchase 6,006,378 shares of the Company’s common stock at an exercise price equal to $0.65 per share, expiring five years from the Initial Exercise Date. Commencing on the Effective Date, the Debt and Preferred Holders entered into Lock-Up Agreements for a period of 365 days prohibiting the sale or other transfer of all securities of the Company owned by Debt and Preferred Holders.

Simultaneously with the closing of the Private Offering, (i) Gianni B. Arcaini, the Chief Executive Officer, converted $700,543 of accrued salary into 700,543 shares of the Company’s common stock at a $1.00 per share and

700,543 warrants to purchase shares of common stock of the Company at an exercise price of $1.00 per share, expiring five years from the Initial Exercise Date, (ii) Adrian G. Goldfarb, the Chief Financial Officer of the Company, converted $34,020 of liabilities into 34,020 shares of the Company’s common stock at a $1.00 per share and 34,020 warrants to purchase shares of common stock of the Company at an exercise price of $1.00 per share, expiring five years from the Initial Exercise Date, (iii) a non-related entity converted $118,875 of liabilities into 118,875 shares of the Company’s common stock at a $1.00 per share and 118,875 warrants to purchase shares of common stock of the Company at an exercise price of $1.00 per share, expiring five years from the Initial Exercise Date.

The foregoing descriptions of the Purchaser Warrants, Placement Agent Warrants, Securities Purchase Agreement, Registration Rights Agreement, JMJ Letter Agreement, and Debt and Preferred Stock Letter Agreements do not purport to be complete and are subject to, and qualified in their entirety by such documents, copies which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the securities whose information is set forth in Item 1.01 and this Item 3.02 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company complied with Regulation D (Rule 506(b)).

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On November 22, 2017, the Company amended its Certificate of Incorporation by filing the Certificate of Amendment of the Certificate of Incorporation of the Company (“Amendment to Certificate”) with the Secretary of State of the State of Florida, which established the Series B Preferred Stock, having such designations, rights and preferences as set forth in the Certificate of Designation, as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Certificate of Incorporation and bylaws.

The shares of Series B Preferred Stock rank senior to the Common Stock and have the right to vote together with the holders of Common Stock as one class, with each share of Series B Preferred Stock voting on an “as converted” basis.

The foregoing descriptions of the Amendment to Certificate and the Series B Preferred Stock designations do not purport to be complete and are subject to, and qualified in their entirety by, the Amendment to Certificate, a copy of which is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

On November 28, 2017, Mr. John E. Giles resigned from his position as Chairman of the Compensation Committee, Chairman of the Corporate Governance and Nominating Committee, member of the Audit Committee and member of the board of directors of the Company, effective immediately. Mr. Giles resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(e) Material Compensatory Plan, Contract, or Arrangement

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Exhibit

3.1	Articles of Amendment Designating Preferences, Rights and Limitations of Series B Convertible Preferred Stock

4.1	Form of Purchaser Warrant

4.2	Form of Placement Agent Warrant

10.1	Form of Securities Purchase Agreement

10.2	Form Registration Rights Agreement

10.3	Form of Pay-Off Letter Agreement

10.4	Form of Series A Preferred Stock Redemption Letter Agreement

10.5	Form of Agreement to Convert Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: November 29, 2017	By:	/s/ Gianni B. Arcaini
Gianni B. Arcaini Chief Executive Officer

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